EXHIBIT 10.64

Schedule of Omitted Documents

of CNL Healthcare Properties, Inc.

The following management agreements were not filed as exhibits to this annual report on Form 10-K pursuant to Instruction 2 of Item 601 of Regulation S-K.

1.	Management Agreement dated December 2, 2013, by and between Morningstar Senior Management, LLC and CHP Boise ID Tenant Corp.
2.	Management Agreement dated December 2, 2013, by and between Morningstar Senior Management, LLC and CHP Idaho Falls ID Tenant Corp.
3.	Management Agreement dated December 2, 2013, by and between Morningstar Senior Management, LLC and CHP Sparks NV Tenant Corp.
4.	Management Services Agreement dated December 1, 2013, by and between Prestige Senior Living, L.L.C. and CHP Beaverton OR Tenant Corp.
5.	Management Services Agreement dated December 1, 2013, by and between Prestige Senior Living, L.L.C. and CHP Bend-High Desert OR Tenant Corp.
6.	Management Services Agreement dated December 1, 2013, by and between Prestige Senior Living, L.L.C. and CHP Tillamook-Five Rivers OR Tenant Corp.
7.	Management Services Agreement dated December 1, 2013, by and between Prestige Senior Living, L.L.C. and CHP Tualatin-Riverwood OR Tenant Corp.
8.	Management Services Agreement dated December 1, 2013, by and between Prestige Senior Living, L.L.C. and CHP Salem-Southern Hills OR Tenant Corp.
9.	Management Services Agreement dated December 1, 2013, by and between Prestige Senior Living, L.L.C. and CHP Salem-Orchard Heights OR Tenant Corp.
10.	Management Services Agreement dated December 1, 2013, by and between Prestige Senior Living, L.L.C. and CHP Gresham-Huntington Terrace OR Tenant Corp.
11.	Management Services Agreement dated December 1, 2013, by and between Prestige Senior Living, L.L.C. and CHP Medford-Arbor Place OR Tenant Corp.
12.	Management Services Agreement dated February 1, 2014, by and between Prestige Senior Living, L.L.C. and CHP Vancouver-Bridgewood WA Tenant Corp.
13.	Management Services Agreement dated February 1, 2014, by and between Prestige Senior Living, L.L.C. and CHP Longview-Monticello Park WA Tenant Corp.
14.	Management Services Agreement dated February 1, 2014, by and between Prestige Senior Living, L.L.C. and CHP Yelm-Rosemont WA Tenant Corp.
15.	Management Agreement dated as of March 28, 2014, by and between CHP Springs TX Tenant Corp. and Jerry Erwin Associates, Inc. (d/b/a JEA Senior Living)
16.	Management Agreement dated March 28, 2014, by and between CHP Park at Plainfield IL Tenant Corp. and Harbor Plainfield Management, LLC.
17.	Management Services Agreement dated February 1, 2014, between Prestige Senior Living, L.L.C. and CHP Auburn WA Tenant Corp.
18.

Management Services Agreement dated February 28, 2014, by and between CHP Isle at Cedar Ridge TX Tenant Corp and Jerry Erwin Associates, Inc. (d/b/a JEA Senior Living)Management Services Agreement dated March 1, 2014, by and between Prestige Senior Living, L.L.C. and CHP Corvallis-West Hills OR Tenant Corp.

19.	Management Services Agreement dated as of March 28, 2014, by and between CHP Legacy Ranch TX Tenant Corp. and Jerry Erwin Associates, Inc. (d/b/a JEA Senior Living).
20.	Management Services Agreement dated April 21, 2014, by and between CHP Isle at Watercrest-Bryan TX Tenant Corp. and Jerry Erwin Associates, Inc.
21.	Management Services Agreement made as of May 5, 2014, by and between CHP Isle at Watercrest-Mansfield TX Tenant Corp. and Integrated Senior Living, LLC

The following promissory, revolving and term notes were not filed as exhibits to this annual report on Form 10-K pursuant to Instruction 2 of Item 601 of Regulation S-K.

22.

Promissory Note dated December 2, 2013, made by CHP Medford-Arbor Place OR Owner, LLC and CHP Medford-Arbor Place OR Tenant Corp. to The Prudential Insurance Company of America in the principal amount of $8,625,282.00.

23.	Promissory Note dated December 2, 2013, made by CHP Beaverton OR Owner, LLC and CHP Beaverton OR Tenant Corp. to The Prudential Insurance Company of America in the principal amount of $9,686,032.00.
24.	Promissory Note dated December 2, 2013, made by CHP Billings MT Owner, LLC and CHP Billings MT Tenant Corp. to The Prudential Insurance Company of America in the principal amount of $20,634,027.00.
25.	Promissory Note dated December 2, 2013, made by CHP Boise ID Owner, LLC and CHP Boise ID Tenant Corp. to The Prudential Insurance Company of America in the principal amount of $22,026,026.00.
26.

Promissory Note dated December 2, 2013, made by CHP Tillamook-Five Rivers OR Owner, LLC and CHP Tillamook-Five Rivers OR Tenant Corp. to The Prudential Insurance Company of America in the principal amount of $8,115,731.00.

27.

Promissory Note dated December 2, 2013, made by CHP Bend-High Desert OR Owner, LLC and CHP Bend-High Desert OR Tenant Corp. to The Prudential Insurance Company of America in the principal amount of $8,378,715.00.

28.

Promissory Note dated December 2, 2013, made by CHP Idaho Falls ID Owner, LLC and CHP Idaho Falls ID Tenant Corp. to The Prudential Insurance Company of America in the principal amount of $18,843,689.00.

29.

Promissory Note dated December 2, 2013, made by CHP Salem-Orchard Heights OR Owner, LLC and CHP Salem-Orchard Heights OR Tenant Corp. to The Prudential Insurance Company of America in the principal amount of $12,954,716.00.

30.

Promissory Note dated December 2, 2013, made by CHP Tualatin-Riverwood OR Owner, LLC and CHP Tualatin-Riverwood OR Tenant Corp. to The Prudential Insurance Company of America in the principal amount of $4,707,856.00.

31.

Promissory Note dated December 2, 2013, made by CHP Salem-Southern Hills OR Owner, LLC and CHP Salem-Southern Hills OR Tenant Corp. to The Prudential Insurance Company of America in the principal amount of $7,873,017.00.

32.	Promissory Note dated December 2, 2013, made by CHP Sparks NV Owner, LLC and CHP Sparks NV Tenant Corp. to The Prudential Insurance Company of America in the principal amount of $24,974,323.00.
33.

Promissory Note dated February 3, 2014, made by CHP Vancouver-Bridgewood WA Owner, LLC and CHP Vancouver-Bridgewood WA Tenant Corp. to The Prudential Insurance Company of America in the principal amount of $13,774,226.00.

34.

Promissory Note dated February 3, 2014, made by CHP Longview-Monticello Park WA Owner, LLC and CHP Longview-Monticello Park WA Tenant Corp. to The Prudential Insurance Company of America in the principal amount of $19,218,858.00.

35.

Promissory Note dated February 3, 2014, made by CHP Yelm-Rosemont WA Owner, LLC and CHP Yelm-Rosemont WA Tenant Corp. to The Prudential Insurance Company of America in the principal amount of $9,924,763.00.

36.	Promissory Note dated February 3, 2014, made by CHP Auburn Owner, LLC and CHP Auburn WA Tenant Corp. to The Prudential Insurance Company of America in the principal amount of $11,018,192.00
37.

Promissory Note dated December 2, 2013, made by CHP Gresham-Huntington Terrace OR Owner, LLC and CHP Gresham-Huntington Terrace OR Tenant Corp. to The Prudential Insurance Company of America in the principal amount of $10,728,555.00

38.

Promissory Note dated March 3, 2014, made by CHP Corvallis-West Hills OR Owner, LLC and CHP Corvallis-West Hills OR Tenant Corp. to The Prudential Insurance Company of America in the principal amount of $9,187,000.00.

39.	Revolving Note executed by CHP Partners, LP in favor of KeyBank National Association in the original principal amount of $41,504,855, dated May 15, 2019.
40.	Revolving Note executed by CHP Partners, LP in favor of SunTrust Bank in the original principal amount of $41,262,137, dated May 15, 2019.
41.	Revolving Note executed by CHP Partners, LP in favor of Fifth Third Bank in the original principal amount of $41,262,136, dated May 15, 2019.

42.	Revolving Note executed by CHP Partners, LP in favor of Capital One, National Association in the original principal amount of $24,271,845, dated May 15, 2019.

Revolving Note executed by CHP Partners, LP in favor of Cadence Bank, N.A. in the original principal amount of $16,990,291, dated May 15, 2019.

43.Revolving Note executed by CHP Partners, LP in favor of Cadence Bank, N.A. in the original principal amount of $16,990,291, dated May 15, 2019.

44.	Revolving Note executed by CHP Partners, LP in favor of Comerica Bank in the original principal amount of $14,563,107, dated May 15, 2019.
45.

Revolving Note executed by CHP Partners, LP in favor of Capital Bank, a division of First Tennessee Bank National Association, a national banking association, successor by merger to Capital Bank Corporation, a North Carolina banking corporation, successor by conversion to Capital Bank, N.A., a national banking association, in the original principal amount of $12,135,922, dated May 15, 2019.

46.	Revolving Note executed by CHP Partners, LP in favor of First Financial Bank in the original principal amount of $12,135,922, dated May 15, 2019.
47.	Revolving Note executed by CHP Partners, LP in favor of Synovus Bank in the original principal amount of $12,135,922, dated May 15, 2019.
48.	Revolving Note executed by CHP Partners, LP in favor of BankUnited, N.A. in the original principal amount of $12,135,922, dated May 15, 2019.
49.	Revolving Note executed by CHP Partners, LP in favor of Eastern Bank in the original principal amount of $7,281,553, dated May 15, 2019.
50.	Revolving Note executed by CHP Partners, LP in favor of City National Bank of Florida in the original principal amount of $7,281,553, dated May 15, 2019.
51.	Revolving Note executed by CHP Partners, LP in favor of Seaside National Bank & Trust, N.A. in the original principal amount of $7,038,835, dated May 15, 2019.
52.	Term Note executed by CHP Partners, LP in favor of KeyBank National Association in the original principal amount of $43,995,145, dated May 15, 2019.
53.	Term Note executed by CHP Partners, LP in favor of SunTrust Bank in the original principal amount of $43,737,863, dated May 15, 2019.
54.	Term Note executed by CHP Partners, LP in favor of Fifth Third Bank in the original principal amount of $43,737,864, dated May 15, 2019.
55.	Term Note executed by CHP Partners, LP in favor of Capital One, National Association in the original principal amount of $25,728,155, dated May 15, 2019.

Term Note executed by CHP Partners, LP in favor of Cadence Bank, N.A. in the original principal amount of $18,009,709, dated May 15, 2019.

56.Term Note executed by CHP Partners, LP in favor of Cadence Bank, N.A. in the original principal amount of $18,009,709, dated May 15, 2019.

57.	Term Note executed by CHP Partners, LP in favor of Comerica Bank in the original principal amount of $15,436,893, dated May 15, 2019.
58.

Term Note executed by CHP Partners, LP in favor of Capital Bank, a division of First Tennessee Bank National Association, a national banking association, successor by merger to Capital Bank Corporation, a North Carolina banking corporation, successor by conversion to Capital Bank, N.A., a national banking association, in the original principal amount of $12,864,078, dated May 15, 2019.

59.	Term Note executed by CHP Partners, LP in favor of First Financial Bank in the original principal amount of $12,864,078, dated May 15, 2019.
60.	Term Note executed by CHP Partners, LP in favor of Synovus Bank in the original principal amount of $12,864,078, dated May 15, 2019.
61.	Term Note executed by CHP Partners, LP in favor of BankUnited, N.A. in the original principal amount of $12,864,078, dated May 15, 2019.
62.	Term Note executed by CHP Partners, LP in favor of Eastern Bank in the original principal amount of $7,718,447, dated May 15, 2019.
63.	Term Note executed by CHP Partners, LP in favor of City National Bank of Florida in the original principal amount of $7,718,447, dated May 15, 2019.
64.	Term Note executed by CHP Partners, LP in favor of Seaside National Bank & Trust, N.A. in the original principal amount of $7,461,165, dated May 15, 2019.

The following loan agreements/mortgages were not filed as exhibits to this annual report on Form 10-K pursuant to Instruction 2 of Item 601 of Regulation S-K.

1.

Deed of Trust, Security Agreement and Fixture filing (Arbor Place – First) dated December 2, 2013, by CHP Medford-Arbor Place OR Owner, LLC and CHP Medford-Arbor Place OR Tenant Corp., to First American Title Insurance Company for the benefit of The Prudential Insurance Company of America.

2.

Deed of Trust, Security Agreement and Fixture filing (Beaverton Hills – First) dated December 2, 2013, by CHP Beaverton OR Owner, LLC and CHP Beaverton OR Tenant Corp., to First American Title Insurance Company for the benefit of The Prudential Insurance Company of America.

3.

Deed of Trust and Security Agreement (Billings – First) dated December 2, 2013, by CHP Billings MT Owner, LLC and CHP Billings MT Tenant Corp., to American Title & Escrow for the benefit of The Prudential Insurance Company of America.

4.

Deed of Trust, Security Agreement and Fixture filing (Boise – First) dated December 2, 2013, by CHP Boise ID Owner, LLC and CHP Boise ID Tenant Corp., to First American Title Insurance Company for the benefit of The Prudential Insurance Company of America.

5.

Deed of Trust, Security Agreement and Fixture filing (Five Rivers – First) dated December 2, 2013, by CHP Tillamook-Five Rivers OR Owner, LLC and CHP Tillamook-Five Rivers OR Tenant Corp., to First American Title Insurance Company for the benefit of The Prudential Insurance Company of America.

6.

Deed of Trust, Security Agreement and Fixture filing (Idaho Falls – First) dated December 2, 2013, by CHP Idaho Falls ID Owner, LLC and CHP Idaho Falls ID Tenant Corp., to First American Title Insurance Company for the benefit of The Prudential Insurance Company of America.

7.

Deed of Trust, Security Agreement and Fixture filing (Riverwood – First) dated December 2, 2013, by CHP Tualatin-Riverwood OR Owner, LLC and CHP Tualatin-Riverwood OR Tenant Corp., to First American Title Insurance Company for the benefit of The Prudential Insurance Company of America.

8.

Deed of Trust, Security Agreement and Fixture filing (Southern Hills – First) dated December 2, 2013, by CHP Salem-Southern Hills OR Owner, LLC and CHP Salem-Southern Hills OR Tenant Corp., to First American Title Insurance Company for the benefit of The Prudential Insurance Company of America.

9.

Deed of Trust and Security Agreement (Sparks – First) dated December 2, 2013, by CHP Sparks NV Owner, LLC and CHP Sparks NV Tenant Corp., to First American Title Insurance Company for the benefit of The Prudential Insurance Company of America.

10.

Deed of Trust, Security Agreement and Fixture filing (High Desert – First) dated December 2, 2013, by CHP Bend-High Desert OR Owner, LLC and CHP Bend-High Desert OR Tenant Corp., to First American Title Insurance Company for the benefit of The Prudential Insurance Company of America.

11.

Deed of Trust, Security Agreement and Fixture filing (Orchard Heights - First) dated December 2, 2013, by CHP Salem-Orchard Heights OR Owner, LLC and CHP Salem-Orchard Heights OR Tenant Corp., to First American Title Insurance Company for the benefit of The Prudential Insurance Company of America.

12.

Deed of Trust, Security Agreement and Fixture filing (Arbor Place – Second) dated December 2, 2013, by CHP Medford-Arbor Place OR Owner, LLC and CHP Medford-Arbor Place OR Tenant Corp., to First American Title Insurance Company for the benefit of The Prudential Insurance Company of America.

13.

Deed of Trust, Security Agreement and Fixture filing (Beaverton Hills – Second) dated December 2, 2013, by CHP Beaverton OR Owner, LLC and CHP Beaverton OR Tenant Corp., to First American Title Insurance Company for the benefit of The Prudential Insurance Company of America.

14.

Deed of Trust and Security Agreement (Billings – Second) dated December 2, 2013, by CHP Billings MT Owner, LLC and CHP Billings MT Tenant Corp., to American Title & Escrow for the benefit of The Prudential Insurance Company of America.

15.

Deed of Trust, Security Agreement and Fixture filing (Boise – Second) dated December 2, 2013, by CHP Boise ID Owner, LLC and CHP Boise ID Tenant Corp., to First American Title Insurance Company for the benefit of The Prudential Insurance Company of America.

16.

Deed of Trust, Security Agreement and Fixture filing (Five Rivers – Second) dated December 2, 2013, by CHP Tillamook-Five Rivers OR Owner, LLC and CHP Tillamook-Five Rivers OR Tenant Corp., to First American Title Insurance Company for the benefit of The Prudential Insurance Company of America.

17.

Deed of Trust, Security Agreement and Fixture filing (Idaho Falls – Second) dated December 2, 2013, by CHP Idaho Falls ID Owner, LLC and CHP Idaho Falls ID Tenant Corp., to First American Title Insurance Company for the benefit of The Prudential Insurance Company of America.

18.

Deed of Trust, Security Agreement and Fixture filing (Riverwood – Second) dated December 2, 2013, by CHP Tualatin-Riverwood OR Owner, LLC and CHP Tualatin-Riverwood OR Tenant Corp., to First American Title Insurance Company for the benefit of The Prudential Insurance Company of America.

19.

Deed of Trust, Security Agreement and Fixture filing (Southern Hills – Second) dated December 2, 2013, by CHP Salem-Southern Hills OR Owner, LLC and CHP Salem-Southern Hills OR Tenant Corp., to First American Title Insurance Company for the benefit of The Prudential Insurance Company of America.

20.

Deed of Trust and Security Agreement (Sparks – Second) dated December 2, 2013, by CHP Sparks NV Owner, LLC and CHP Sparks NV Tenant Corp., to First American Title Insurance Company for the benefit of The Prudential Insurance Company of America.

21.

Deed of Trust, Security Agreement and Fixture filing (High Desert - Second) dated December 2, 2013, by CHP Bend-High Desert OR Owner, LLC and CHP Bend-High Desert OR Tenant Corp., to First American Title Insurance Company for the benefit of The Prudential Insurance Company of America.

22.

Deed of Trust, Security Agreement and Fixture filing (Orchard Heights - Second) dated December 2, 2013, by CHP Salem-Orchard Heights OR Owner, LLC and CHP Salem-Orchard Heights OR Tenant Corp., to First American Title Insurance Company for the benefit of The Prudential Insurance Company of America.

23.

Deed of Trust and Security Agreement With Fixture Filing (Bridgewood – First) dated February 3, 2014, by CHP Vancouver-Bridgewood WA Owner, LLC and CHP Vancouver-Bridgewood WA Tenant Corp., to First American Title Insurance Company of America for the benefit of The Prudential Insurance Company of America.

24.

Deed of Trust and Security Agreement With Fixture Filing (Monticello Park – First) dated February 3, 2014, by CHP Longview-Monticello Park WA Owner, LLC and CHP Longview-Monticello Park WA Tenant Corp., to First American Title Insurance Company of America for the benefit of The Prudential Insurance Company of America.

25.

Deed of Trust and Security Agreement With Fixture Filing (Rosemont – First) dated February 3, 2014, by CHP Yelm-Rosemont WA Owner, LLC and CHP Yelm-Rosemont WA Tenant Corp., to First American Title Insurance Company of America for the benefit of The Prudential Insurance Company of America.

26.

Deed of Trust and Security Agreement With Fixture Filing (Bridgewood – Second) dated February 3, 2014, by CHP Vancouver-Bridgewood WA Owner, LLC and CHP Vancouver-Bridgewood WA Tenant Corp., to First American Title Insurance Company of America for the benefit of The Prudential Insurance Company of America.

27.

Deed of Trust and Security Agreement With Fixture Filing (Monticello Park – Second) dated February 3, 2014, by CHP Longview-Monticello Park WA Owner, LLC and CHP Longview-Monticello Park WA Tenant Corp., to First American Title Insurance Company of America for the benefit of The Prudential Insurance Company of America.

28.

Deed of Trust and Security Agreement With Fixture Filing (Rosemont – Second) dated February 3, 2014, by CHP Yelm-Rosemont WA Owner, LLC and CHP Yelm-Rosemont WA Tenant Corp., to First American Title Insurance Company of America for the benefit of The Prudential Insurance Company of America.

29.

Deed of Trust, Security Agreement and Fixture filing (Auburn – First) dated February 3, 2014, by CHP Auburn Owner, LLC and CHP Auburn WA Tenant Corp. to First American Title Insurance Company for the benefit of The Prudential Insurance Company of America.

30.

Deed of Trust, Security Agreement and Fixture filing (Auburn – Second) dated February 3, 2014, by CHP Auburn Owner, LLC and CHP Auburn WA Tenant Corp. to First American Title Insurance. Company for the benefit of The Prudential Insurance Company of America

31.

Deed of Trust, Security Agreement and Fixture filing (Huntington Terrace – First) dated December 2, 2013, by CHP Gresham-Huntington Terrace OR Owner, LLC and CHP Gresham-Huntington Terrace OR Tenant Corp., to First American Title Insurance Company for the benefit of The Prudential Insurance Company of America.

32.

Deed of Trust, Security Agreement and Fixture filing (Huntington Terrace – Second) dated December 2, 2013, by CHP Gresham-Huntington Terrace OR Owner, LLC and CHP Gresham-Huntington Terrace OR Tenant Corp., to First American Title Insurance Company for the benefit of The Prudential Insurance Company of America.

33.

Deed of Trust, Security Agreement and Fixture filing (West Hills – First) dated March 3, 2014, by CHP Corvallis-West Hills OR Owner, LLC and CHP Corvallis-West Hills OR Tenant Corp. to First American Title Insurance Company for the benefit of The Prudential Insurance Company of America.

34.

Deed of Trust, Security Agreement and Fixture filing (West Hills – Second) dated March 3, 2014, by CHP Corvallis-West Hills OR, LLC and CHP Corvallis-West Hills OR Tenant Corp. to First American Title Insurance Company for the benefit of The Prudential Insurance Company of America.

35.	Assumption Agreement effective as of June 30, 2014 by and among Waterview at Mansfield Investors, L.P., CHP Watercrest at Mansfield TX Owner, LLC and U.S. Bank National Association, as Trustee.
36.	Amendment to Multifamily Loan and Security Agreement dated as of June 30, 2014 by and between CHP Watercrest at Mansfield TX Owner, LLC and U.S. Bank National Association, as Trustee.
37.	Amendment to Multifamily Note dated as of June 30, 2014 by and between CHP Watercrest at Mansfield TX Owner, LLC and U.S. Bank National Association, as Trustee.

The following guaranty agreements have not been filed as exhibits to this annual report on Form 10-K pursuant to Instruction 2 of Item 601 of Regulation S-K.

1.	Guaranty effective as of June 30, 2014, made by CNL Healthcare Properties, Inc. for the benefit of U.S. Bank National Association, as Trustee.
2.	Guaranty Agreement, dated May 15, 2019, by CNL Healthcare Properties, Inc. and certain of its subsidiaries, as guarantors, in favor of KeyBank National Association and the other lenders.
3.	Guaranty Agreement, dated September 5, 2019, by CHP Columbia SC Owner, LLC and CHP SL Development Holding, LLC, as guarantors, in favor of KeyBank National Association and the other lenders.
4.

Guaranty Agreement, dated January 2, 2020, by CHP Tega Cay SC Owner, LLC, CHP Albuquerque NM Owner, LLC, CHP Grayson GA Owner, LLC, CHP Albuquerque NM Tenant Corp., CHP Grayson GA Tenant Corp. and CHP TRS Development Holding, LLC, as guarantors, in favor of KeyBank National Association and the other lenders.

5.	Guaranty Agreement, dated March 4, 2020, by CHT Decatur IL Senior Living, LLC and CHT Zanesville OH Senior Living, LLC, as guarantors, in favor of KeyBank National Association and the other lenders.

The following supplemental guaranty agreements have not been filed as exhibits to this annual report on Form 10-K pursuant to Instruction 2 of Item 601 of Regulation S-K.

1.	Supplemental Guaranty executed December 2, 2013, by CHP Medford-Arbor Place OR Owner, LLC and CHP Medford-Arbor Place OR Tenant Corp. to The Prudential Insurance Company of America.
2.	Supplemental Guaranty executed December 2, 2013, by CHP Beaverton OR Owner, LLC and CHP Beaverton OR Tenant Corp. to The Prudential Insurance Company of America.
3.	Supplemental Guaranty executed December 2, 2013, by CHP Tualatin-Riverwood OR Owner, LLC and CHP Tualatin-Riverwood OR Tenant Corp. to The Prudential Insurance Company of America.
4.	Supplemental Guaranty executed December 2, 2013, by CHP Billings MT Owner, LLC and CHP Billings MT Tenant Corp. to The Prudential Insurance Company of America.
5.	Supplemental Guaranty executed December 2, 2013, by CHP Boise ID Owner, LLC and CHP Boise ID Tenant Corp. to The Prudential Insurance Company of America.
6.	Supplemental Guaranty executed December 2, 2013, by CHP Tillamook-Five Rivers OR Owner, LLC and CHP Tillamook-Five Rivers OR Tenant Corp. to The Prudential Insurance Company of America.
7.	Supplemental Guaranty executed December 2, 2013, by CHP Bend-High Desert OR Owner, LLC and CHP Bend-High Desert OR Tenant Corp. to The Prudential Insurance Company of America.
8.	Supplemental Guaranty executed December 2, 2013, by CHP Idaho Falls ID Owner, LLC and CHP Idaho Falls ID Tenant Corp. to The Prudential Insurance Company of America.
9.	Supplemental Guaranty executed December 2, 2013, by CHP Salem-Orchard Heights OR Owner, LLC and CHP Salem-Orchard Heights OR Tenant Corp. to The Prudential Insurance Company of America.

10.	Supplemental Guaranty executed December 2, 2013, by CHP Salem-Southern Hills OR Owner, LLC and CHP Salem-Southern Hills OR Tenant Corp. to The Prudential Insurance Company of America.
11.	Supplemental Guaranty executed December 2, 2013, by CHP Sparks NV Owner, LLC and CHP Sparks NV Tenant Corp. to The Prudential Insurance Company of America.
12.	Supplemental Guaranty executed February 3, 2014, by CHP Vancouver-Bridgewood WA Owner, LLC and CHP Vancouver-Bridgewood WA Tenant Corp. to The Prudential Insurance Company of America.
13.	Supplemental Guaranty executed February 3, 2014, by CHP Longview-Monticello Park WA Owner, LLC and CHP Longview-Monticello Park WA Tenant Corp. to The Prudential Insurance Company of America.
14.	Supplemental Guaranty executed February 3, 2014, by CHP Yelm-Rosemont WA Owner, LLC and CHP Yelm-Rosemont WA Tenant Corp. to The Prudential Insurance Company of America.
15.	Supplemental Guaranty executed February 3, 2014, by CHP Auburn Owner, LLC and CHP Auburn WA Tenant Corp. to The Prudential Insurance Company of America.
16.	Supplemental Guaranty executed December 2, 2013, by CHP Gresham-Huntington Terrace OR Owner, LLC and CHP Gresham-Huntington Terrace OR Tenant Corp. to The Prudential Insurance Company of America.
17.	Supplemental Guaranty executed March 3, 2014, by CHP Corvallis-West Hills OR Owner, LLC and CHP Corvallis-West Hills OR Tenant Corp. to The Prudential Insurance Company of America.
18.	Supplemental Guaranty executed August 4, 2017, by CHP Medford-Arbor Place OR Owner, LLC and CHP Medford-Arbor Place OR Tenant Corp. to The Prudential Insurance Company of America.
19.	Supplemental Guaranty executed August 4, 2017, by CHP Beaverton OR Owner, LLC and CHP Beaverton OR Tenant Corp. to The Prudential Insurance Company of America.
20.	Supplemental Guaranty executed August 4, 2017, by CHP Tualatin-Riverwood OR Owner, LLC and CHP Tualatin-Riverwood OR Tenant Corp. to The Prudential Insurance Company of America.
21.	Supplemental Guaranty executed August 4, 2017, by CHP Billings MT Owner, LLC and CHP Billings MT Tenant Corp. to The Prudential Insurance Company of America.
22.	Supplemental Guaranty executed August 4, 2017, by CHP Boise ID Owner, LLC and CHP Boise ID Tenant Corp. to The Prudential Insurance Company of America.
23.	Supplemental Guaranty executed August 4, 2017, by CHP Tillamook-Five Rivers OR Owner, LLC and CHP Tillamook-Five Rivers OR Tenant Corp. to The Prudential Insurance Company of America.
24.	Supplemental Guaranty executed August 4, 2017, by CHP Bend-High Desert OR Owner, LLC and CHP Bend-High Desert OR Tenant Corp. to The Prudential Insurance Company of America.
25.	Supplemental Guaranty executed August 4, 2017, by CHP Idaho Falls ID Owner, LLC and CHP Idaho Falls ID Tenant Corp. to The Prudential Insurance Company of America.
26.	Supplemental Guaranty executed August 4, 2017, by CHP Salem-Orchard Heights OR Owner, LLC and CHP Salem-Orchard Heights OR Tenant Corp. to The Prudential Insurance Company of America.
27.	Supplemental Guaranty executed August 4, 2017, by CHP Salem-Southern Hills OR Owner, LLC and CHP Salem-Southern Hills OR Tenant Corp. to The Prudential Insurance Company of America.
28.	Supplemental Guaranty executed August 4, 2017, by CHP Sparks NV Owner, LLC and CHP Sparks NV Tenant Corp. to The Prudential Insurance Company of America.
29.	Supplemental Guaranty executed August 4, 2017, by CHP Vancouver-Bridgewood WA Owner, LLC and CHP Vancouver-Bridgewood WA Tenant Corp. to The Prudential Insurance Company of America.
30.	Supplemental Guaranty executed August 4, 2017, by CHP Longview-Monticello Park WA Owner, LLC and CHP Longview-Monticello Park WA Tenant Corp. to The Prudential Insurance Company of America.
31.	Supplemental Guaranty executed August 4, 2017, by CHP Yelm-Rosemont WA Owner, LLC and CHP Yelm-Rosemont WA Tenant Corp. to The Prudential Insurance Company of America.
32.	Supplemental Guaranty executed August 4, 2017, by CHP Auburn Owner, LLC and CHP Auburn WA Tenant Corp. to The Prudential Insurance Company of America.
33.	Supplemental Guaranty executed August 4, 2017, by CHP Gresham-Huntington Terrace OR Owner, LLC and CHP Gresham-Huntington Terrace OR Tenant Corp. to The Prudential Insurance Company of America.
34.	Supplemental Guaranty executed August 4, 2017, by CHP Corvallis-West Hills OR Owner, LLC and CHP Corvallis-West Hills OR Tenant Corp. to The Prudential Insurance Company of America.